United State
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

April 4, 2007

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of NMS Communications Corporation (the “Company”), which will be held on May 2, 2007 at 1:00 p.m. at its corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts.

The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

Please sign and return the enclosed proxy card as soon as possible in the envelope provided, or vote electronically or by telephone as provided in the proxy card, so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting and vote your shares personally if you attend.

We look forward to seeing you.

Sincerely,

Robert P. Schechter
Chairman and Chief Executive Officer

NMS COMMUNICATIONS CORPORATION
100 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(508) 271-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2007

The Annual Meeting of Stockholders of NMS Communications Corporation (the “Company”) will be held at its corporate offices at 100 Crossing Boulevard, Framingham, Massachusetts on May 2, 2007 at 1:00 p.m., for the following purposes:

1.                To elect two directors for a three-year term.

2.                To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

3.                To transact such other business as may properly come before the meeting and any adjournments thereof.

Stockholders of record at the close of business on March 13, 2007 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors
Dianne L. Callan
Secretary

Dated: April 4, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. SEE “VOTE BY TELEPHONE” OR “VOTE BY INTERNET” INSTRUCTIONS ATTACHED TO THE PROXY CARD FOR MORE DETAILS.

NMS COMMUNICATIONS CORPORATION
100 Crossing Boulevard
Framingham, Massachusetts 01702
(508) 271-1000

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to the holders of common stock, $.01 par value per share (“Common Stock”), of NMS Communications Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 2, 2007 and at any adjournment of that meeting. The approximate date on which this Proxy Statement and the enclosed proxy card will first be sent to stockholders is April 4, 2007. The Company’s Annual Report to Stockholders for 2006, including its Form 10-K, is being mailed together with this Proxy Statement.

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly completed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted FOR the nominees for director and FOR each of the other proposals set forth below.

Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on March 13, 2007 (the “record date”) will be entitled to vote at the meeting and at any adjournment thereof. There were 45,221,697 shares of Common Stock outstanding at the close of business on the record date.

Stockholders may vote in one of the following three ways:  (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed envelope by return mail, (2) by completing a proxy using the toll-free telephone number listed on the proxy card, or (3) by completing a proxy on the Internet at the address listed on the proxy card. A stockholder giving the enclosed proxy has the power to revoke it at any time before its exercise either by written notice to the Secretary of the Company, by giving a later-dated proxy, or by revoking it in person at the meeting.

Each share of Common Stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors (Item 1 of Notice). Approval of the other matters which are before the meeting will require the affirmative vote at the meeting, at which a quorum is present, of the holders of a majority of the shares of Common Stock voting with respect to such matters. Votes will be tabulated by the Company’s transfer agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

A majority in interest of the issued and outstanding shares entitled to vote as of the record date represented at the Annual Meeting of Stockholders in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present and represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes for one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions as well as broker “non-votes” are not considered to have been votes for such matters and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such items requiring majority approval by reducing the total number of shares from which a majority is calculated.

ELECTION OF DIRECTORS
(Item 1 of Notice)

There are currently six members of the Company’s Board of Directors, divided into three classes with terms expiring respectively at the 2007, 2008 and 2009 annual meetings of stockholders. Upon the recommendation of the Nominating Committee, the Board has fixed the number of directors for the ensuing year at six and nominated Dr. King and Ms. Reeve, whose terms are expiring, for reelection. Directors elected at the meeting will serve a three-year term expiring at the time of the annual meeting of stockholders in 2010 and when their successors are elected and qualified.

The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting.

Name and Age as of March 13, 2007	Director Since	Principal Occupation and Business Experience; Directorships of Public Companies
Nominees for Reelection for Terms Expiring in 2010
W. Frank King, Ph.D., 67.	1997

Dr. King has been, since November 1998, a private investor. From 1992 to 1998, he was Chief Executive Officer and a director of PSW Technologies, Inc., a provider of software services. From 1988 to 1992, Dr. King was a Senior Vice President of Development of Lotus Development Corporation and for the previous 19 years served in various positions with IBM Corporation, including his last position as Vice President of Development for the entry system division. He is a director of eOn Communications Corporation., a provider of telecommunications applications, Concero Inc., formerly known as PSW Technologies, Inc., and iBasis, Inc., a provider of Internet-based communications services.

Pamela D. A. Reeve, 57	1997

Ms. Reeve has been the Chief Executive Officer of The Boston Wireless Initiative, building a wholesale wireless network in the city of Boston, since 2006. From 1993 to 2004 she served as Chief Executive Officer and a director and, from 1989 to 1993, as President, Chief Operating Officer and a director of Lightbridge, Inc., a provider of products and services which enable wireless telecommunications carriers to improve customer acquisition and retention processes, and the leading internet payment gateway. From 1978 to 1989, she was with The Boston Consulting Group, a management consulting firm. Ms. Reeve is a director of American Tower Corporation, a provider of infrastructure facilities and services to the wireless, Internet and broadcasting industries.

Name and Age as of March 13, 2007	Director Since	Principal Occupation and Business Experience; Directorships of Public Companies
Directors Whose Terms Expire in 2008
Ofer Gneezy, 55	2000

Mr. Gneezy was a co-founder, and has been, since 1996, President, Chief Executive Officer and a director of iBasis, Inc., a provider of Internet-based communications services. From 1994 to 1996, Mr. Gneezy served as President of Acuity Imaging, Inc., a multinational company focused on the industrial automation industry. From 1980 to 1994, he was an executive of Automatix Inc. (a predecessor to Acuity Imaging), an industrial automation company, most recently serving as its President and Chief Executive Officer.

Robert P. Schechter, 58	1995

Mr. Schechter has served as the Company’s President and Chief Executive Officer since 1995 and as Chairman of the Board since 1996. From 1987 to 1994, Mr. Schechter held various senior executive positions with Lotus Development Corporation, and from 1980 to 1987 he was a partner of Coopers and Lybrand LLP. Mr. Schechter is also a director of MapInfo Corporation, a developer of location-based software services and solutions, Moldflow Corporation, a provider of software solutions for optimizing the design and manufacture of plastic products, Unica Corporation, a developer of enterprise marketing management software solutions, and Avici Systems, Inc., a provider of carrier-class routing solutions for the Internet.

Directors Whose Terms Expire in 2009
William E. Foster, 62	2000

Mr. Foster has been, since 1997, a private investor. In 1980, Mr. Foster co-founded Stratus Computer, Inc., a manufacturer of fault-tolerant computer systems, and served as its Chairman and Chief Executive Officer until 1997. Prior to 1980, Mr. Foster spent 14 years in the computer industry, serving as Vice President of Software for Data General Corporation and in management and technical positions with Hewlett Packard Company. Mr. Foster is a director of several privately held companies. Mr. Foster has indicated that he intends to resign as a director of the Company effective May 2, 2007.

Ronald W. White, 66	1988

Mr. White has been, since 2002, a consultant and private investor. From 1997 until 2002, he was a partner of Argo Global Capital, a venture capital firm. From 1983 until 2002, he was a partner of Advanced Technology Development Fund, also a venture capital firm.

The Board of Directors recommends a vote FOR the election of the nominees named above. The shares represented by the enclosed proxy will be voted to elect each nominee unless such authority is withheld by marking the proxy to that effect. Each nominee has agreed to serve, but in the event a nominee becomes unavailable for any reason, the proxy, unless authority has been withheld as to such nominee, may be voted for the election of a substitute. The affirmative vote of the holders of a plurality of the shares represented at the meeting is required for the election of directors.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 of Notice)

The Audit Committee has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2007. This firm has audited the accounts and records of the Company since 1997. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

The selection of an independent registered public accounting firm is not required to be submitted to a vote of the stockholders. The Board of Directors believes, however, it is appropriate as a matter of policy and good corporate practice to submit the appointment for stockholder consideration. If the stockholders do not ratify the appointment, the Board will ask the Audit Committee to reconsider its selection.

The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and proxies soliciated by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

	2006	2005
Audit Fees	997,618	811,382
Audit-Related Fees	—	—
Tax Fees	67,682	156,673
All Other Fees	5,445	6,945
Total:	1,070,745	975,000

Audit Fees

These are fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2006 and December 31, 2005, for (a) the annual audit the Company’s financial statements for each such fiscal year including statutory audits of foreign subsidiaries and the accompanying attestation report regarding the Company’s internal control over financial reporting contained in the Company’s Annual Report on Form 10-K, (b) reviews of the quarterly financial information included in the Company’s Quarterly Reports on Form 10-Q for each such fiscal year and (c) reviews of SEC filings.

Audit-Related Fees

These are fees billed for professional services rendered by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not disclosed under “Audit Fees”.

Tax Fees

These are fees billed for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2006 and December 31, 2005.

All Other Fees

All Other Fees are for fees not included in the Audit, Audit-Related and Tax Fees.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services to be provided by the independent registered public accounting firm in accordance with such pre-approval policy. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

During 2006, all of the audit and non-audit services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.

STOCK OWNERSHIP OF DIRECTORS,
EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 13, 2007, unless otherwise noted, by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table below, (c) all directors and executive officers as of December 31, 2006, and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, each such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person (except to the extent authority is shared by spouses under applicable law), based on information provided to the Company. The information provided below regarding persons beneficially owning more than 5% of the Company’s Common Stock is based solely on public filings made by such persons with the Securities and Exchange Commission through March 13, 2007, which beneficial ownership information is in each case as of December 31, 2006.

Unless otherwise noted, the address of the following persons is c/o NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

	Number of Shares	Percent of Common
Beneficial Owner Name	Beneficially Owned(1)	Stock Outstanding(2)
Robert P. Schechter(3)	1,209,805	2.6
William E. Foster(4)	62,500	*
Ofer Gneezy(4)	62,500	*
W. Frank King(5)	100,500	*
Pamela D.A. Reeve(6)	102,950	*
Ronald W. White(7)	99,580	*
Herbert Shumway(8)	278,875	*
Daniel Daly(9)	227,862	*
Joel Hughes(10)	293,038	*
Paul Deeley(11)	500	*
Brian Demers(12)	0	*
Gerrold Walker(13)	32,199	*
All directors and executives officers as a group (12 persons)(14)	2,470,579	5.2
Austin W. Marxe and David M. Greenhouse(15)	4,578,128	10.1
527 Madison Avenue, Suite 2600
New York, NY 10022

*                    Less than 1%.

(1)          The number of shares of Common Stock beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investment power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options.

(2)          The percent ownership for each stockholder on March 13, 2007 is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 45,221,697 shares (the number of shares of our Common Stock outstanding as of March 13, 2007) plus any shares acquirable (including stock options exercisable) by the stockholder within 60 days following March 13, 2007.

(3)          Includes 793,750 shares subject to stock options exercisable within 60 days following March 13, 2007.

(4)          Consists of 62,500 shares subject to stock options exercisable within 60 days following March 13, 2007.

(5)          Consists of 100,500 shares subject to stock options exercisable within 60 days following March 13, 2007.

(6)          Includes 74,500 shares subject to stock options exercisable within 60 days following March 13, 2007.

(7)          Includes 92,500 shares subject to stock options exercisable within 60 days following March 13, 2007.

(8)          Includes 266,375 shares subject to stock options exercisable within 60 days following March 13, 2007.

(9)          Includes 210,800 shares subject to stock options exercisable within 60 days following March 13, 2007.

(10) Includes 13,600 shares subject to stock options exercisable within 60 days following March 13, 2007.

(11) Consists of 500 shares owned by Mr. Deeley as of December 29, 2006, the date on which his employment with the Company terminated.

(12) Mr. Demers’ employment with the Company terminated as of September 1, 2006. He owned no shares of the Company’s Common Stock as of that date.

(13) Consists of 32,199 shares owned by Mr. Walker as of September 25, 2006, the date on which his employment with the Company terminated.

(14) Includes 2,437,610 shares subject to stock options exercisable within 60 days following March 13, 2007.

(15) Consists of shares held by Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., and Special Situations Technology Fund II, L.P., each of which has an investment advisor directly or indirectly controlled by Messrs. Marxe and Greenhouse.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

Our Board of Directors currently consists of six directors. During 2006, the Board of Directors of the Company held six meetings. Each director attended at least 80% of the meetings of the Board and the meetings of the committees of the Board on which he or she served. One member of the Board of Directors attended the annual meeting in 2006. The Company’s policy is that members of the Board of Directors are encouraged to attend the annual meeting to the extent consistent with travel plans. The Board has determined that each of Mr. Foster, Mr. Gneezy, Dr. King, Ms. Reeve, and Mr. White is independent as defined by the applicable rules of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market (“Nasdaq”).

The Board of Directors has adopted a Code of Conduct which is applicable to all directors, executive officers and employees of the Company. Copies of the Code of Conduct and of the current committee charters are available, without charge, under “Corporate Governance” in the “Investors” section of www.nmscommunications.com or upon written request to NMS Communications Corporation, Attention: Investor Relations, 100 Crossing Boulevard, Framingham, Massachusetts 01702.

Stockholders may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board or to a particular committee of the Board, in each case, at 100 Crossing Boulevard, Framingham, Massachusetts 01702. Unless such communication is addressed to an individual director, the Company will forward such communication to each of the directors.

Audit Committee

The Audit Committee oversees the auditing, accounting, financial reporting and internal control functions of the Company, reviews the financial statements of the Company, selects and engages the Company’s independent registered public accounting firm, and consults with and reviews the services provided by the independent registered public accounting firm. The Audit Committee is currently composed of three members, each of whom is independent as defined by the applicable rules of the SEC and Nasdaq. The directors currently serving on the Audit Committee are Mr. Gneezy, Dr. King and Ms. Reeve. Each member of the Audit Committee is “financially sophisticated” as defined by Nasdaq rules and is able to read and understand financial statements. Dr. King is an “audit committee financial expert”, as defined by the SEC guidelines. The Audit Committee has a charter, the complete text of which is available on the Company’s website under “Corporate Governance” in the “Investors” section at www.nmscommnunciations.com. The Audit Committee held nine meetings during 2006.

Compensation Committee

The Compensation Committee of the Board of Directors reviews the Company’s general policies concerning employee compensation and benefits and reviews and recommends to the Board all compensation and equity awards to the Company’s executive officers, including the Chief Executive Officer, Chief Financial Officer, all other executive officers listed in the Summary Compensation Table and any other executive that reports directly to the Chief Executive Officer. The Compensation Committee, with the assistance of the Company’s internal Human Resources team, reviews the performance and compensation of the Company’s executive officers and establishes compensation levels. The Company periodically engages Pearl Meyer and Partners, a compensation consulting firm, to review the Company’s compensation and benefits programs and compare them to peer groups, which include companies that are direct competitors and/or technology-based companies with similar revenue and/or market based capitalization.  The Compensation Committee does not delegate to others any of its functions in determining actual compensation. However, the Chief Executive Officer and Vice President of Human Resources provide recommendations to the Compensation Committee concerning the amount and form of executive compensation based on an analysis of the performance of each executive officer.

The Compensation Committee is currently composed of two members, each of whom is independent as defined by the applicable rules of the SEC and Nasdaq. The directors currently serving on the Compensation Committee are Messrs. Foster and White. The Compensation Committee has a charter, the complete text of which is available on the Company’s website under “Corporate Governance” in the “Investors” section at www.nmscommnunciations.com. The Compensation Committee held five meetings during 2006.

Nominating and Governance Committee

The Nominating and Governance Committee makes recommendations to the Board from time to time regarding the size, composition and organization of the Board and its committees. The Nominating and Governance Committee also establishes criteria for membership on the Board and leads any search for individuals to become new members of the Board. The Nominating and Governance Committee also reviews and approves any related person transaction under the Company’s Related Person Transactions policy.

During 2005, the Nominating and Governance Committee developed a policy related to stockholder recommendations of director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to our stockholders for election. Pursuant to such policy, the Nominating and Governance Committee does not make any distinction between candidates for the Board of Directors nominated by the stockholders and other candidates when determining which candidates to recommend to the Board of Directors. The Company did not pay any third party a fee to assist in evaluating and identifying director nominees in 2006. During 2006, no director candidate was recommended to the Company by any beneficial owner of more than 5% of the Common Stock of the Company. The Nominating and Governance Committee will consider all stockholder recommendations for candidates for the Board which should be sent to Nominating and Governance Committee, c/o Dianne Callan, Secretary, NMS Communications Corporation, 100 Crossing Boulevard, Framingham, Massachusetts, 01702. The Nominating and Governance Committee selects individuals who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, have appropriate expertise and professional background, and will be effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition to considering candidates suggested by the stockholders, the Committee considers candidates recommended by current directors, Company officers and employees.

The Nominating and Governance Committee is currently composed of two members, each of whom is independent as defined by the applicable rules of the SEC and Nasdaq. The directors currently serving on the Nominating and Governance Committee are Ms. Reeve and Dr. King. The Board of Directors established the Nominating and Governance Committee in April 2004. The Nominating and Governance Committee met four times during 2006. At a meeting in January 2007, the Nominating and Governance Committee voted unanimously to recommend to the Board for re-election the two current nominees for director. The Nominating and Governance Committee has a charter, the complete text of which is available on the Company’s website under “Corporate Governance” in the “Investors” section at www.nmscommnunciations.com.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee oversees the Company’s audit coverage and monitors the accounting, financial reporting, data processing, regulatory and internal control functions. The Audit Committee also selects and engages the Company’s independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to:

•       select and engage the Company’s independent registered public accounting firm;

•       serve as an independent and objective body to monitor the Company’s financial reporting process and internal control systems;

•       review and approve the scope of the annual audit, the non-audit services to be performed by the independent registered public accounting firm, and the independent registered public accounting firms’ audit and non-audit fees;

•       review and appraise the audit efforts of the Company’s independent registered public accounting firm;

•       oversee, discuss and monitor the Company’s financial reporting and compliance with laws and regulations;

•       oversee management’s establishment and enforcement of financial policies;

•       recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the SEC;

•       provide an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board; and

•       provide “whistle blower” protection procedures to each employee, including anonymous employee complaints regarding accounting, internal control or audit.

The Audit Committee has:

•       reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with the Company’s management and its independent registered public accounting firm, including a discussion of the quality and effect of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•       discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with its independent registered public accounting firm, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of its independent auditor regarding the reasonableness of those estimates;

•       met with financial and senior management and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•       considered whether the provision of services represented under the headings “Tax Fees” and “All Other Fees” set forth on pages 4 and 5 is compatible with maintaining PricewaterhouseCoopers LLP’s independence; and

•       received the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (entitled “Independence Discussion with Audit Committees”), discussed the independence of its independent registered public accounting firm and considered whether the provision of non-audit services by its independent registered public accounting firm is compatible with maintaining auditor independence, and satisfied itself as to the auditor’s independence.

Based on the review and discussions described above, the Audit Committee has recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

Audit Committee
Ofer Gneezy
W. Frank King
Pamela D. A. Reeve

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Disclosure and Analysis (“CD&A”) with management and, based on such review and discussion, recommended to the Board of Directors the inclusion of the CD&A in the Company’s Proxy Statement and Annual Report on Form 10-K, as applicable.

Compensation Committee
William E. Foster
Ronald W. White

THE AUDIT COMMITTEE AND COMPENSATION COMMITTEE REPORTS ABOVE SHALL NOT BE DEEMED “SOLICITING MATERIAL” OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH ANY GENERAL STATEMENT INCORPORATING BY REFERENCE IN ITS ENTIRETY THE PROXY STATEMENT IN WHICH THESE REPORTS APPEARS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES ANY OF THE REPORTS, OR ANY PORTION THEREOF. IN ADDITION, THESE REPORTS SHALL NOT BE DEEMED TO BE FILED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee oversees the Company’s compensation programs and reviews and approves the annual compensation designed specifically for its executive officers and senior management, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table included on page 15 of this proxy statement.

Objectives of Our Executive Compensation Program

The Company’s executive compensation program is designed to promote the Company’s business objectives, reward each executive’s individual performance and enable the Company to attract and retain executive officers who contribute, and are expected to continue to contribute, to the Company’s long-term success. In establishing executive compensation, the Company is guided by the following basic principles: (a) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other similar companies in the telecommunications industry to officers in comparable positions so that the Company can attract and retain qualified executive officers, (b) total compensation should include components that reflect the performance of the Company and the performance of the individual, including his or her leadership skills and achievement of business objectives and (c) total compensation should be designed to increase stockholder value and executive officers can best increase stockholder value when they are motivated to maximize the operating profit of the Company and to conceive, develop and position the best possible products in the Company’s chosen markets.

What Our Executive Compensation Program is Designed to Reward

Our executive compensation program is primarily designed to reward the contribution of each individual executive officer to the Company’s overall performance. In measuring each executive officer’s contribution in a given year, the Compensation Committee considers numerous factors, including the overall growth and financial performance of the Company and the executive officer’s achievement of pre-established business objectives. Each year, the Company’s Board of Directors establishes and approves financial performance metrics for the Company and based on these metrics, the Chief Executive Officer establishes specific business objectives that are assigned to each executive officer. These specific objectives become the primary basis for measuring the contribution of each executive officer. Examples of these objectives may include profitability, revenue growth and new business development.

As described above, the Compensation Committee does not delegate any of its functions to others in determining actual compensation for the executive officers. However, the Chief Executive Officer and Vice President of Human Resources provide recommendations to the Compensation Committee concerning the amount and form of compensation for each executive officer based on their analysis of the executive’s performance. The Compensation Committee may exercise its discretion to award compensation to any executive officer absent his or her attainment of the relevant performance goals or to reduce the size of any bonus award.

Elements of Our Executive Compensation Program and Why We Chose Each Element

The key elements of our executive officer compensation program are base salary, potential cash bonus and potential stock-based compensation. The Compensation Committee has chosen these elements based on its belief that they represent the best tools to enhance the Company’s performance and are most reflective of our market competitiveness and “pay for performance” objectives. It is the intention of the Compensation Committee to set base salary to be sufficiently competitive within the Company’s industry to attract and retain a strong and motivated management team, but not so high that it is perceived negatively by the Company’s other stakeholders. The potential cash bonus and stock-based compensation are included in compensation to further align the interests of the executive officers with the interests of the

Company’s stockholders, which we believe primarily relate to the Company’s growth and the stockholders’ return on their invested capital. The Company does not have a pre-established policy or formula for allocation between either cash and non-cash or short-term and long-term compensation. A significant percentage of total compensation for our executive officers, however, is allocated to cash bonus and stock-based compensation. For any given year, the achievement of the executive’s bonus target and stock-based compensation will be determined by the performance of the executive and the Company’s financial performance.

In determining the ratio of base salary to bonus target to stock-based compensation, the Compensation Committee mainly relies on the CHiPS and proxy data discussed further below, which in 2006 showed that the allocation among these elements for our executive officers was generally consistent with compensation paid to similarly situated executives by comparable companies.

In order to determine the competitiveness of our overall compensation for executive officers, we review the compensation for comparable positions within the Company’s industry, the historical compensation levels of the Company’s executive officers and the individual performance of the executive officers in the preceding year. When analyzing the compensation paid to our executive officers, we compare such compensation to two different sets of data. The first set of data is derived from publicly available proxy statements filed by companies that are direct competitors and/or technology-based companies with similar revenue and/or market capitalizations. This proxy data covers in detail only those individuals for whom compensation information is disclosed publicly. As a result, proxy data in the past has typically included only the five most highly compensated officers at each company. Generally, the results of this analysis are comparable to our Chief Executive Officer, Chief Financial Officer and business unit vice presidents. The second set of data we use to review our targeted overall compensation is derived from the CHiPS Executive Survey & Senior Management Survey published each year by Pearl Meyer and Partners (the “CHiPS Survey”). In similar fashion to our proxy analysis, the Company looks for comparable companies included in the CHiPS Survey that are direct competitors and/or technology-based companies with similar revenue and/or market capitalizations.

Base Salary

The Company pays its executive officers base salary in order to provide them with well-defined pre-established cash compensation for services rendered during each fiscal year. Base salary is intended to reflect an executive’s knowledge, skills and level of responsibility.

2006 Management Bonus Program

Each year, the Compensation Committee adopts a Management Bonus Program which reflects the Committee’s belief that a significant portion of each executive officer’s compensation should be tied to the achievement by the Company of its financial goals and by each executive officer’s attainment of his or her individual objectives as determined by the Compensation Committee. The Compensation Committee established the Company’s 2006 Management Bonus Program (the “2006 Bonus Program”) based on financial goals contained in the 2006 operating plan approved by the Board of Directors.

Stock-Based Compensation

Awards of stock options under the Company’s stock option plans are designed to more closely tie the long-term interests of the Company’s executives to those of its stockholders and to assist in the Company’s retention of its executive officers. Each year, the Compensation Committee selects the executive officers, if any, to receive stock options and determines at its sole discretion the number of shares subject to each option grant based on market competitiveness and performance of each executive officer.

Options granted in 2006 had a two or three-year vesting period to encourage key executives to continue their employment with the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to provide appropriate ongoing incentives.

Retirement Plans and Other Benefits

The Company offers a 401(k) retirement plan to all of its US-based employees. Pursuant to the plan, the Company matches contributions each pay period at 50% of the employee’s contributions up to 6% of employee’s compensation. When the Company calculates overall compensation for its executive officers to compare to market data, the Company factors in the benefit to be received under the 401(k) plan.

The executive officers participate in other Company benefit programs on the same terms as its US-based employees, which programs include medical and dental insurance, life insurance, 401(k) retirement plan, employee stock purchase plan and charitable gift matching (limited to $500 per employee per year).

The Compensation Committee believes that it is in the best interests of the Company and its stockholders to minimize the likelihood of losing key management personnel (who would be difficult to replace) that may occur in connection with a potential or actual change-of-control of the Company. We have therefore provided certain executive officers with change-of-control agreements. Additional details on change-of-control agreements can be found under “Executive Compensation - Narrative Disclosure of Termination or Change of Control Payments,” beginning on page 18 of this proxy statement.

How the Company Determines Amounts and/or Formulas for each Element of Compensation

Each executive’s current and prior compensation is considered in setting his or her compensation for the following year. In addition, as described above, the compensation practices of other companies in the Company’s industry with similar revenue and/or market capitalization are reviewed by the Compensation Committee and used as benchmarks. The Compensation Committee believes that the elements of our executive compensation plan are similar to elements used by many other comparable companies in our industry. In general, the amount of base salary, potential bonus and potential stock-based compensation for each executive officer is chosen in an attempt to address our objectives of promoting the Company’s business goals, attracting and retaining top-quality executives and employees, and enhancing the interests of our stockholders by maximizing growth and return on invested capital.

In determining appropriate base salary levels and, to a lesser extent, other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience and past accomplishments, as well as historical practices within the Company, each vis-à-vis other executives and key employees. General economic and business conditions affecting the Company are also considered. Periodic adjustments in base salary may be merit-based with respect to individual performance or tied to the Company’s financial condition or other competitive factors. The Compensation Committee’s general approach in 2006 was that base salaries for the Company’s executive officers should be set at the median base salaries for similarly situated executives in comparable companies.

The 2006 Bonus Program prescribed a range for the bonus amounts to be paid to the executive officers based upon the Company’s actual financial achievements, including revenue and operating income and the fulfillment of the specific management objectives for each executive. Under the 2006 Bonus Program, our executive officers were entitled to receive an average bonus of 52% of their base salary if the Company achieved its revenue and operating income targets for 2006 and the individual executive met or exceeded his or her objectives. At the time, the Company believed that the 2006 Bonus Program was challenging yet more likely than not achievable by the Company and the individual executive officers. While the Company achieved several key corporate objectives in 2006, it failed to meet the relevant revenue and operating income targets. As a result, no bonuses were paid for 2006.

The Compensation Committee’s determination of the size of stock option grants is generally intended to reflect an executive’s responsibility within the Company and his or her contributions to the Company as well as using proxy and CHiPS data, as described above, to help benchmark competitiveness. Prior to the Company’s adoption of SFAS No. 123R regarding share-based payments to employees, the Company used external data, primarily percentage of potential ownership, as an influencing factor in determining a grant size which the Company felt was market competitive. Following the Company’s adoption of SFAS No. 123R, the Company has considered both the financial statement impact and percentage of potential ownership when surveying the competitiveness of its equity grants.

Subject to certain exceptions described below, the Company grants stock options to executive officers and other employees in two programs each year (each, a “Bi-Annual Program”), usually in April and October. The timing of each Bi-Annual Program grant is determined in advance to coincide with a meeting of the Compensation Committee. In addition, the Company may issue stock options upon the hiring of an executive or as a one-time bonus to an executive. Except in the case of “new-hire” option grants, the grant date is the date when the Compensation Committee approves the grant and all of its key terms. The date of any “new-hire” grant is the later of the date of commencement of employment and the date when the Compensation Committee approves the grant. The exercise price of each of our stock option grants is equal to the closing price per share of Common Stock on the grant date, as reported on Nasdaq.

In comparing our Chief Executive Officer’s total compensation to the proxy and CHiPS data, the Compensation Committee concluded that each of his base salary and target bonus for 2006 was at the median base salary and bonus target, respectively, for chief executive officers at comparable companies. The Compensation Committee also concluded that our Chief Executive Officer’s stock-based compensation for 2006 on a potential ownership basis was at the median stock-based compensation paid to chief executive officers at comparable companies. Stock-based compensation for all of our executive officers, as measured in accordance with SFAS No. 123R, was at the low end of the range of data primarily influenced by Company’s market capitalization at the time the grants were issued.

Accounting and Tax Considerations

Our stock option grant policies have been impacted by the implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123R under the fair value method of accounting and expense those amounts in our income statement over the stock option’s remaining vesting period.

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the recipient is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued for services rendered in 2006 by the Chief Executive Officer, the Chief Financial Officer and the three other most highly paid persons, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers on December 31, 2006 (the “Named Executive Officers”) and two other executives who left the Company during 2006, but who otherwise would have been included among the three most highly paid officers other than the Chief Executive Officer and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(2)		Total ($)
Robert P. Schechter	2006	395,200	200,155	—		7,890		603,245
Chairman of the Board, President and Chief Executive Officer
Herbert Shumway	2006	250,000	104,140	—		7,890		362,030
Senior Vice President of Finance, Chief Financial Officer and Treasurer
Joel Hughes	2006	121,462	282,791	50,000	(3)	156,842	(3)	611,095
Vice President and General Manager, Products
Daniel Daly	2006	200,000	32,514	—		7,281		239,795
Vice President and General Manager, Network Infrastructure
Paul Deeley(4)	2006	182,000	65,409	—		6,096		253,505
Former Vice President and Corporate Controller
Gerrold Walker(5)	2006	162,346	32,512	—		235,906	(6)	430,764
Former Vice President and General Manager, Platform Solutions
Brian Demers(6)	2006	142,308	9,105	—		234,906	(7)	386,319
Former Vice President and General Manager, Mobile Applications

(1)          Amounts disclosed in the “option awards” column is the same as the compensation expense of the awards to the specified individual recognized under FAS 123R for fiscal year 2006 as described in Note 2 in the Notes to the Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the SEC.

(2)          Includes, for each of the named executive officers, contributions by the Company to the Company’s 401(k) retirement plan and premiums paid by the Company for term life insurance.

(3)          Mr. Hughes’ bonus of $50,000 reflects a payment promised to him with respect to the acquisition of Openera Technologies Inc. on February 24, 2006. “Other Compensation” includes $150,000 in deferred compensation payments received in lieu of payments which Mr. Hughes was entitled to prior to the Openera acquisition.

(4)          Mr. Deeley joined the company in 2005 and left the Company effective December 29, 2006.

(5)          Mr. Walker left the Company effective September 25, 2006. Other compensation in 2006 includes $67,080 attributable to the exercise of stock options and $162,038 attributable to severance payments.

(6)          Mr. Demers left the Company effective September 1, 2006. Other compensation in 2006 includes $74,758 attributable to the exercise of stock options and $154,346 attributable to severance payments

NARRATIVE DISCLOSURE—SUMMARY COMPENSATION TABLE

While the Company achieved several key corporate objectives in 2006, the Company failed to meet its financial goals including revenue and operating income. As a result, no bonuses were paid for 2006.

SUPPLEMENTAL TABLE DISCLOSING GRANTS OF PLAN-BASED AWARDS

The following table shows all plan-based awards to the Named Executive Officers during 2006:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Options (#)	Awards ($/Sh)	and Stock Awards
Robert Schechter	3/28/2006	—	—	—	—	—	—	75,000	3.66	121,924
Robert Schechter	12/28/2006	—	—	—	—	—	—	90,000	1.94	78,230
Herbert Shumway	3/28/2006	—	—	—	—	—	—	40,000	3.66	65,025
Herbert Shumway	12/28/2006	—	—	—	—	—	—	45,000	1.94	39,114
Joel Hughes	2/24/2006	—	—	—	—	—	278,938	—	—	970,443
Joel Hughes	4/18/2006	—	—	—	—	—	—	40,000	3.46	57,620
Joel Hughes	6/22/2006	—	—	—	—	—	—	100,000	3.82	159,950
Joel Hughes	12/28/06	—	—	—	—	—	—	75,000	1.94	65,191
Daniel Daly	3/28/2006	—	—	—	—	—	—	20,000	3.66	32,514
Paul Deeley	4/18/2006	—	—	—	—	—	—	6,000	3.46	65,409
Gerrold Walker	3/28/2006	—	—	—	—	—	—	20,000	3.66	32,512
Brian Demers	4/18/2006	—	—	—	—	—	—	6,000	3.46	9,105

NARRATIVE DISCLOSURE—GRANTS OF PLAN-BASED AWARDS TABLE

All options granted in 2006 were under the 2000 Equity Incentive Plan and, with the exception of Mr. Hughes’ April 18, 2006 grant, have a vesting schedule of 50% vesting on the first year anniversary of the date of grant and 12.5% vesting quarterly thereafter. With respect to Mr. Hughes’ April 18, 2006 new hire option grant, 34% will vest on the first anniversary of the date of grant and 8.25% quarterly thereafter.

The stock award granted to Mr. Hughes on February 24, 2006 in connection with the acquisition of Openera Technologies Inc. on February 24, 2006. 40% of these restricted shares vested on February 24, 2006, 20% vested on February 24, 2007, 20% will vest on February 24, 2008 and the remaining 20% will vest on August 24, 2008.

The option grants to Mr. Deeley, Mr. Walker and Mr. Demers were forfeited as such options were not vested at the termination of their employment with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Robert Schechter	80,000	(1)	0		—	13.375	1/26/2008	—		—		—	—
Robert Schechter	140,000	(1)	0		—	3.594	1/5/2009	—		—		—	—
Robert Schechter	45,000	(1)	0		—	4.01	4/1/2007	—		—		—	—
Robert Schechter	75,000	(1)	0		—	.89	4/30/2008	—		—		—	—
Robert Schechter	50,000	(1)	0		—	3.40	10/16/2008	—		—		—	—
Robert Schechter	30,000	(1)	0		—	7.60	4/9/2009	—		—		—	—
Robert Schechter	40,000	(1)	0		—	6.12	12/16/2009	—		—		—	—
Robert Schechter	182,500	(1)	77,500	(1)	—	3.12	5/4/2010	—		—		—	—
Robert Schechter	45,000	(1)	45,000	(1)	—	3.55	11/9/2010	—		—		—	—
Robert Schechter	0		75,000	(1)	—	3.66	3/28/2011	—		—		—	—
Robert Schechter	0		90,000	(1)	—	1.94	12/28/2011	—		—		—	—
Herbert Shumway	15,000	(1)	0		—	4.01	4/1/2007	—		—		—	—
Herbert Shumway	17,500	(1)	0		—	.89	4/30/2008	—		—		—	—
Herbert Shumway	20,000	(1)	0		—	3.40	10/16/2008	—		—		—	—
Herbert Shumway	20,000	(1)	0		—	7.60	4/8/2009	—		—		—	—
Herbert Shumway	17,500	(1)	0		—	4.37	10/29/2009	—		—		—	—
Herbert Shumway	33,750	(1)	11,250	(1)	—	2.67	4/18/2010	—		—		—	—
Herbert Shumway	15,150	(1)	14,850	(1)	—	3.03	6/28/2010	—		-		—	—
Herbert Shumway	75,000	(1)	75,000	(1)	—	3.55	11/9/2010	—		—		—	—
Herbert Shumway	0		40,000	(1)	—	3.66	3/28/2011	—		—		—	—
Herbert Shumway	0		45,000	(1)	—	1.94	12/28/2011	—		—		—	—
Joel Hughes	—		—		—	—	—	167,363	(3)	334,894	(3)	—	—
Joel Hughes	0		40,000	(2)	—	3.46	4/18/2011	—		—		—	—
Joel Hughes	0		100,000	(1)	—	3.82	6/22/2011	—		—		—	—
Joel Hughes	0		75,000	(1)	—	1.94	12/28/2011	—		—		—	—
Daniel Daly	23,000	(1)	0		—	5.094	7/9/2008	—		—		—	—
Daniel Daly	40,400	(1)	0		—	2.00	4/23/2009	—		—		—	—
Daniel Daly	9,350	(1)	0		—	4.01	4/1/2007	—		—		—	—
Daniel Daly	500	(1)	0		—	1.66	8/16/2007	—		—		—	—
Daniel Daly	5,425	(1)	0		—	.89	4/30/2008	—		—		—	—
Daniel Daly	7,500	(1)	0		—	2.54	10/10/2008	—		—		—	—
Daniel Daly	23,000	(1)	0		—	7.18	4/7/2009	—		—		—	—
Daniel Daly	6,000	(1)	0		—	4.37	10/29/2009	—		—		—	—
Daniel Daly	26,250	(1)	3,750	(1)	—	4.95	2/23/2010	—		—		—	—
Daniel Daly	26,250	(1)	8,750	(1)	—	3.12	5/4/2010	—		—		—	—
Daniel Daly	20,000	(1)	20,000	(1)	—	3.55	11/9/2010	—		—		—	—
Daniel Daly	0		20,000	(1)	—	3.66	3/28/2011	—		—		—	—
Paul Deeley	12,625	(2)	0		—	2.98	3/29/2007	—		—		—	—
Paul Deeley	6,000	(1)	0		—	3.55	3/29/2007	—		—		—	—

—

(1)              Options have a vesting schedule of 50% vesting on the first year anniversary of the date of grant and 12.5% vesting quarterly thereafter.

(2)              Options have a vesting schedule of 34% vesting on the first anniversary of the date of grant and 8.25% quarterly thereafter.

(3)              The restricted stock granted to Mr. Hughes on February 24, 2006 was in connection with the acquisition of Openera Technologies Inc. on February 24, 2006. 60% of the shares were initially subject to a repurchase right. The right of repurchase lapsed with respect to 20% of the restricted shares on February 24, 2007. The right of repurchase will lapse with respect to an additional 20% of the restricted shares on February 24, 2008 and with respect to the remaining 20% on August 24, 2008.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise(b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting ($)(e)
Joel Hughes	—	—	115,575	402,786
Gerrold Walker	70,600	67,080	—	—
Brain Demers	65,969	74,758	—	—

NARRATIVE DISCLOSURE OF TERMINATION OR CHANGE OF CONTROL PAYMENTS

Severance Benefits (Absent a Change of Control)

The Named Executive Officers do not have any employment or severance agreements with the Company other than the change of control agreements described below.

Severance Benefits in the Event of a Change of Control

The Company believes it is important to protect the organization in the event of a change of control. It is our belief that the interests of our stockholders will be best served if the interests of our executive officers are aligned with them, and providing change of control benefits should eliminate, or at least help reduce, the reluctance of the executive officers to pursue potential change of control transactions that may be in the best interests of the stockholders. The change of control agreements have a so-called “double trigger” severance provision (i.e., the executive’s employment must be terminated following a change of control in order for severance to become payable). The executive, however, may terminate his or her employment voluntarily for any reason during the four-month period after the change of control and receive his or her entire severance benefit.  The agreements also have a golden parachute excise tax gross-up provision.

Generally, under the agreements currently in effect, a change of control is defined to include any of the following events:

(i)            the direct or indirect acquisition by any person, entity or group acting in concert of more than 20% of the aggregate voting power of the outstanding securities of the Company having the right to vote at elections of directors.

(ii)        a change in the board of directors such that the individuals who are members of the board of directors on May 1, 1999 (the “Incumbent Directors”) cease to comprise at least 70% of the board. However, any director approved by at least two-thirds of the Incumbent Directors will be counted as an Incumbent Director.

(iii)    the merger, consolidation, or reorganization of or disposition by the Company of substantially all its business, other than in connection with a mere change of place of incorporation or similar mere change in form.

The executive officers who have such severance benefits agreements in the event of a change of control are Robert P. Schechter, Herbert Shumway and Joel Hughes. Under these agreements, the Company provides to its executive officers benefits equal to:

(a)          one year of base salary;

(b)         higher of current annual target bonus or highest of the last three annual bonuses paid;

(c)          benefits continuation for one year;

(d)         acceleration of all unvested stock options; and

(e)          gross up of any excise tax due under Section 280G of the Internal Revenue Code, if applicable.

Based on a hypothetical termination date of December 31, 2006, the severance benefits in the event of a change of control for Robert P. Schechter, Herbert Shumway and Joel Hughes would have been as follows, paid in a lump sum:

	Robert P. Schechter ($)		Herbert Shumway ($)		Joel Hughes ($)
Base Salary	395,200		250,000		220,000
Bonus	434,720		150,000		88,000
Benefits	17,018	(1)	17,018	(1)	17,018	(1)
Fair Market Values of Accelerated Equity Compensation	9,900	(2)	4,950	(2)	8,250	(2)
Total	846,938		421,968		333,268

(1)          Equal to the value of the medical and dental premiums for one year of coverage.

(2)          Equal to the difference between the closing market price on December 31, 2006 minus the exercise price with respect to the accelerated portion of equity compensation.

Voluntary Termination

There are no payments or benefits to be paid resulting from a voluntary termination (except pursuant to a change of control as described above) or a termination for “cause”.

Director Compensation

Name(a)	Fees Earned or Paid in Cash (b)(1)	Stock Awards ($)(c)	Option Awards ($)(d)(2)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension value and Nonqualified Deferred Compensation Earnings(f)	All Other Compensation ($)(g)	Total ($)(h)
Frank King	30,000	—	16,418	—	—	—	46,418
Pamela Reeve	26,250	—	16,418	—	—	—	42,668
Ofer Gneezy	26,250	—	16,418	—	—	—	42,668
Ronald White	25,625	—	16,418	—	—	—	42,043
William Foster	23,750	—	16,418	—	—	—	40,168

(1)          In April 2006, the Board of Director Fees increased from $17,500 to $22,500 annually. Fees are calculated based on three months of the previous rate and the remaining months at the increased rate.

(2)          Amounts disclosed in the “option awards” column are the same as the compensation expense of such awards recognized under FAS 123R for fiscal year 2006 as described in Note 2 in the Notes to the Consolidated Financial Statements in the Annual Report Form 10-K for the year ended December 31, 2006 as filed with the SEC. The full grant date fair value of each of these options, as measured under FAS 123R, is $24,131.

NARRATIVE DISCLOSURE—DIRECTOR COMPENSATION TABLE

Each director of the Company who is not also an employee is currently paid $22,500 annually (payable in quarterly installments) and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, the Compensation Committee Chair receives an annual payment of $5,000 and each member receives an annual payment of $2,500. The Audit Committee Chair receives an annual payment of $10,000 and each member receives an annual payment of $5,000. The Compensation Committee currently awards each non-employee director (a) upon first being elected to the board, an option for 15,000 shares under the Company’s 2000 Equity Incentive Plan, which vests over three years and (b) annually at the time of the annual meeting, an option for 12,500 shares which vests at the time of the next annual meeting, in each case subject to full vesting of all option shares upon a change of control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No person serving on the Compensation Committee at any time during 2006 was a present or former officer or employee of the Company or any of its subsidiaries. During 2006, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity one of whose executive officers served on the Company’s Board of Directors or Compensation Committee.

SECTION 16 REPORTING

Section 16(a) of the 1934 Act requires the Company’s directors and officers and persons who own more than ten percent of the Company’s Common Stock to file reports with the SEC disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, or a written representation from certain reporting persons that no Form 5 was required for such person, the Company believes that all required filings were timely made during 2006.

RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written policy that addresses related person transactions requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. A related person of the Company includes (a) any person who is an executive officer, director, or director nominee of the Company (including any of its subsidiaries) over the last fiscal year, and his or her immediate family members, (b) any person who beneficially owns more than 5% of the Company’s voting securities and his or her immediate family members or (c) an entity in which a director, executive officer or more than 5% stockholder has a substantial ownership interest. Under the policy, a related person transaction includes any transaction which involves the Company where the amount involved exceeds $120,000 and a related person had or will have an interest in the transaction.

Under the policy, all related person transactions must be reported to, and reviewed by, the Company’s general counsel. Transactions are then approved or ratified by the Nominating and Governance Committee after consideration of various factors including (a) the related person’s interest, (b) the approximate dollar amount involved, (c) the related person’s proportionate interest in the dollar amount involved, (d) whether the transaction is undertaken in the ordinary course of the Company’s business, (e) whether the transaction is on terms no less favorable to the Company then terms that could have been reached with an unrelated third party, (f) the purpose of, and potential benefits to the Company of, the related person transaction and (g) any other material information.

Transactions involving compensation of executive officers are reviewed and approved by the Compensation Committee or the Board of Directors in the manner specified in the Compensation Committee charter.

All approved or ratified related person transactions are reviewed annually by the Nominating and Corporate Governance Committee to determine compliance with the law.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received on or before December 4, 2007 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Chief Financial Officer. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act. In addition, if the Company receives notice of a stockholder proposal after February 17, 2008, the persons named as proxies for the 2008 Annual Meeting will have discretionary authority to vote on such proposal.

OTHER MATTERS

The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock.

By order of the Board of Directors
Dianne L. Callan
Secretary

000004	000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
MR. A SAMPLE	000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)
ADD 1	Electronic Voting Instructions
ADD 2
ADD 3	You can vote by Internet or telephone!
ADD 4	Available 24 hours a day, 7 days a week!
ADD 5
ADD 6	Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on May 2, 2007.

Vote by Internet • log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.

Vote by telephone • Call toll-free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A. The Board of Directors recommends a vote FOR all the nominees listed and for Proprosal 2.

1.	Election of Directors:	For	Withhold			For	Withhold
	01 - W. Frank King, Ph.D.	☐	☐	02 - Pamela D.A. Reeve		☐	☐

B. The Board of directors recommends a vote FOR the following proposal.

				For	Against	Abstain
2.	Ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.			☐	☐	☐

UNLESS YOU INDICATE TO THE CONTRARY, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

C. Non-Voting Items

Change of Address — Please print new address below:					Comments — Please print your comments below.

D. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.			Signature 1 — Please keep signature within the box.				Signature 2 — Please keep signature within the box.
/ /

Dear Stockholder:

Please mark the boxes on the proxy card to indicate how your shares should be voted, then sign and date the card and return it in the enclosed postage paid envelope.

Sincerely,

NMS COMMUNICATIONS CORPORATION

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 2:00 a.m., Eastern Time, on May 2, 2007.
THANK YOU FOR VOTING

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — NMS Communications Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING ON MAY 2, 2007

The undersigned stockholder of NMS Communications Corporation hereby acknowledges receipt of the Notice of Annual Meeting and related Proxy Statement and appoints Robert P. Schechter, Dianne L. Callan and Robert V. Jahrling, III, or any one or more of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse side, with the same force and effect as the undersigned, all shares of NMS Communications Corporation common stock standing in the name of the undersigned at the Annual Meeting of Stockholders of NMS Communications Corporation to be held at its corporate offices, 100 Crossing Boulevard, Framingham, Massachusetts on May 2, 2007 at 1:00 p.m., local time and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR AND “FOR” ALL OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDERS’ BEST JUDGMENT AS TO ANY OTHER MATTER.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(Items to be voted appear on reverse side.)